UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2013

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34747	20-3898239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by Spansion Inc. (the “Company”) on August 6, 2013 to provide additional financial information in connection with the acquisition by the Company of Fujitsu Semiconductor Limited’s Analog Semiconductor and Microcontroller Products Business (the “AM Business”), which was completed on August 1, 2013.

Item. 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Audited Combined Abbreviated Financial Statements of the AM Business for the years ended March 31, 2012 and 2013 are attached to this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 30, 2012 and the six months ended June 30, 2013 related to the Company’s acquisition of the AM Business are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young ShinNihon LLC, Independent Auditors.

99.1	Audited Combined Abbreviated Financial Statements of the AM Business for the years ended March 31, 2012 and 2013.

99.2	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 30, 2012 and the six months ended June 30, 2013 related to the Company’s acquisition of the AM Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANSION INC.
(Registrant)

Date: August 19, 2013	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young ShinNihon LLC, Independent Auditors.

99.1	Audited Combined Abbreviated Financial Statements of the AM Business for the years ended March 31, 2012 and 2013.

99.2	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 30, 2012 and the six months ended June 30, 2013 related to the Company’s acquisition of the AM Business.